 Ex. 99.28(e)(1)(iii)

Amendment to JNL Series Trust

Third Amended and Restated Distribution Agreement

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”), and Jackson National Life Distributors LLC (“JNLD”), a broker-dealer registered with the U.S. Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Whereas, the Trust and JNLD (the “Parties”) entered into a Third Amended and Restated Distribution Agreement, effective as of September 13, 2021, as amended (the “Agreement”), whereby the Trust appointed JNLD as distributor (the “Distributor”) of the shares of the separate funds (the “Funds”) set forth on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved the JNL Multi-Manager U.S. Select Equity Fund as a new fund of the Trust, effective November 15, 2022, and the Parties have agreed to amend Schedule A of the Agreement to add the JNL Multi-Manager U.S. Select Equity Fund and its 12b-1 fees, effective November 15, 2022.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced, in its entirety, with Schedule A dated November 15, 2022, attached hereto.

2)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

3)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Trust and the Distributor have caused this Amendment to be executed, effective November 15, 2022.

Attest:		JNL Series Trust

By:	/s/ Norma Mendez	By:	/s/ Kristen K. Leeman
	Norma M. Mendez	Name:	Kristen K. Leeman
		Title:	Assistant Secretary

Attest:		Jackson National Life Distributors LLC

By:	/s/ Jennifer Nuttall	By:	/s/ Alison Reed
	Jennifer Nuttall	Name:	Alison Reed
		Title:	Chief Operating Officer

Schedule A

Dated November 15, 2022

Funds	Class	Maximum 12b-1 Fee [1]
JNL Bond Index Fund	Class I	None
JNL Emerging Markets Index Fund	Class I	None
JNL International Index Fund	Class I	None
JNL Mid Cap Index Fund	Class I	None
JNL Small Cap Index Fund	Class I	None
JNL/American Funds® Balanced Fund	Class A Class I	0.30% None
JNL/American Funds® Bond Fund of America Fund	Class A Class I	0.30% None
JNL/American Funds® Capital Income Builder Fund	Class A Class I	0.30% None
JNL/American Funds® Capital World Bond Fund	Class A Class I	0.30% None
JNL/American Funds® Global Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Global Small Capitalization Fund	Class A Class I	0.30% None
JNL/American Funds® Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Growth-Income Fund	Class A Class I	0.30% None
JNL/American Funds® International Fund	Class A Class I	0.30% None
JNL/American Funds® New World Fund	Class A Class I	0.30% None
JNL/American Funds® Washington Mutual Investors Fund	Class A Class I	0.30% None
JNL Aggressive Growth Allocation Fund	Class A Class I	0.30% None
JNL Conservative Allocation Fund	Class A Class I	0.30% None
JNL Growth Allocation Fund	Class A Class I	0.30% None
JNL iShares Tactical Growth Fund	Class A Class I	0.30% None
JNL iShares Tactical Moderate Fund	Class A Class I	0.30% None
JNL iShares Tactical Moderate Growth Fund	Class A Class I	0.30% None
JNL Moderate Allocation Fund	Class A Class I	0.30% None
JNL Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL Multi-Manager Alternative Fund	Class A Class I	0.30% None
JNL Multi-Manager Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL Multi-Manager International Small Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Mid Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Growth Fund	Class A Class I	0.30% None

Funds	Class	Maximum 12b-1 Fee [1]
JNL Multi-Manager Small Cap Value Fund	Class A Class I	0.30% None
JNL Multi-Manager U.S. Select Equity Fund	Class A Class I	0.30% None
JNL/AB Sustainable Global Thematic Fund	Class A Class I	0.30% None
JNL/American Funds® Growth Allocation Fund	Class A Class I	0.30% None
JNL/American Funds® Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/AQR Large Cap Defensive Style Fund	Class A Class I	0.30% None
JNL/Baillie Gifford International Growth Fund	Class A Class I	0.30% None
JNL/Baillie Gifford U.S. Equity Growth Fund	Class A Class I	0.30% None
JNL/BlackRock Global Allocation Fund	Class A Class I	0.30% None
JNL/BlackRock Global Natural Resources Fund	Class A Class I	0.30% None
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I	0.30% None
JNL/Causeway International Value Select Fund	Class A Class I	0.30% None
JNL/ClearBridge Large Cap Growth Fund	Class A Class I	0.30% None
JNL/DFA International Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I	0.30% None
JNL/DoubleLine® Total Return Fund	Class A Class I	0.30% None
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A Class I	0.30% None
JNL/First Sentier Global Infrastructure Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Income Fund	Class A Class I	0.30% None
JNL/Goldman Sachs 4 Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Aggressive Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Conservative Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Moderate Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Moderate Growth Fund	Class A Class I	0.30% None
JNL/GQG Emerging Markets Equity Fund	Class A Class I	0.30% None

Funds	Class	Maximum 12b-1 Fee [1]
JNL/Harris Oakmark Global Equity Fund	Class A Class I	0.30% None
JNL/Heitman U.S. Focused Real Estate Fund	Class A Class I	0.30% None
JNL/Invesco Diversified Dividend Fund	Class A Class I	0.30% None
JNL/Invesco Global Growth Fund	Class A Class I	0.30% None
JNL/Invesco Small Cap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Global Allocation Fund	Class A Class I	0.30% None
JNL/JPMorgan Hedged Equity Fund	Class A Class I	0.30% None
JNL/JPMorgan MidCap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Value Fund	Class A Class I	0.30% None
JNL/Lazard International Strategic Equity Fund	Class A Class I	0.30% None
JNL/Loomis Sayles Global Growth Fund	Class A Class I	0.30% None
JNL/Lord Abbett Short Duration Income Fund	Class A Class I	0.30% None
JNL/Mellon Bond Index Fund	Class A Class I	0.30% None
JNL/Mellon Communication Services Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Discretionary Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Staples Sector Fund	Class A Class I	0.30% None
JNL/Mellon DowSM Index Fund	Class A Class I	0.30% None
JNL/Mellon Emerging Markets Index Fund	Class A Class I	0.30% None
JNL/Mellon Energy Sector Fund	Class A Class I	0.30% None
JNL/Mellon Financial Sector Fund	Class A Class I	0.30% None
JNL/Mellon Healthcare Sector Fund	Class A Class I	0.30% None
JNL/Mellon Industrials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Information Technology Sector Fund	Class A Class I	0.30% None
JNL/Mellon International Index Fund	Class A Class I	0.30% None
JNL/Mellon Materials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Nasdaq® 100 Index Fund	Class A Class I	0.30% None
JNL/Mellon Real Estate Sector Fund	Class A Class I	0.30% None
JNL/Mellon S&P 400 MidCap Index Fund	Class A Class I	0.30% None
JNL/Mellon S&P 500 Index Fund	Class A Class I	0.30% None

Funds	Class	Maximum 12b-1 Fee [1]
JNL S&P 500 Index Fund	Class A Class I	0.30% None
JNL/Mellon Small Cap Index Fund	Class A Class I	0.30% None
JNL/Mellon U.S. Stock Market Index Fund	Class A Class I	0.30% None
JNL/Mellon Utilities Sector Fund	Class A Class I	0.30% None
JNL/Mellon World Index Fund	Class A Class I	0.30% None
JNL/Morningstar PitchBook Listed Private Equity Index Fund	Class A Class I	0.30% None
JNL/Morningstar U.S. Sustainability Index Fund	Class A Class I	0.30% None
JNL/Morningstar Wide Moat Index Fund	Class A Class I	0.30% None
JNL/MFS Mid Cap Value Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Commodity Strategy Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Gold Plus Strategy Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Strategic Income Fund	Class A Class I	0.30% None
JNL/Newton Equity Income Fund	Class A Class I	0.30% None
JNL/PIMCO Income Fund	Class A Class I	0.30% None
JNL/PIMCO Investment Grade Credit Bond Fund	Class A Class I	0.30% None
JNL/PIMCO Real Return Fund	Class A Class I	0.30% None
JNL/PPM America Floating Rate Income Fund	Class A Class I	0.30% None
JNL/PPM America High Yield Bond Fund	Class A Class I	0.30% None
JNL/PPM America Total Return Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Balanced Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Capital Appreciation Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Established Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price U.S. High Yield Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Value Fund	Class A Class I	0.30% None
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I	0.30% None

Funds	Class	Maximum 12b-1 Fee [1]
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/WCM China Quality Growth Fund	Class A Class I	0.30% None
JNL/WCM Focused International Equity Fund	Class A Class I	0.30% None
JNL/Westchester Capital Event Driven Fund	Class A Class I	0.30% None
JNL/Western Asset Global Multi-Sector Bond Fund	Class A Class I	0.30% None
JNL/William Blair International Leaders Fund	Class A Class I	0.30% None
JNL/WMC Balanced Fund	Class A Class I	0.30% None
JNL/WMC Equity Income Fund	Class A Class I	0.30% None
JNL/WMC Global Real Estate Fund	Class A Class I	0.30% None
JNL/WMC Government Money Market Fund	Class A Class I	0.30% None
JNL/WMC Value Fund	Class A Class I	0.30% None

1 As a percentage of the average daily net assets attributable to the specified class of shares.